                                                                   Exhibit 10.3


                                                                     MASTER FORM
                                                              [Copy to Complete]


                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                      Non-Qualified Stock Option Agreement
                      ------------------------------------

          Non-Qualified Stock Option Agreement (the "Agreement") made as of this __th day of _______, 199_ between INFORMATION MANAGEMENT ASSOCIATES, INC., a Connecticut corporation, (hereinafter called the "Corporation") and _____________ (hereinafter called the "Grantee").

          In consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Corporation and the Grantee agree as follows:


        1. Award of Option. The Corporation hereby awards to the Grantee, as a
           ---------------
matter of separate inducement and agreement, and not in lieu of salary or any other compensation for services, options to purchase an aggregate of ________ shares of the Corporation's Common Stock ("Stock") pursuant to the nonqualified stock option provisions contained in Part III of the Amended and Restated Information Management Associates, Inc. 1991 Stock Option Plan (the "Plan"), on the terms and conditions hereinafter set forth, at the purchase price of $_______ per share (such shares, number of shares and purchase price being subject to adjustment as provided in Paragraph 9 below). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

        2. Terms of Plan.  The Plan, a copy of which is attached hereto, is
           -------------
incorporated herein by reference and is made part of this Agreement as if fully set forth herein. This Agreement is subject to, and the Corporation and the Grantee agree to be bound by, all of the terms and conditions of the Plan as the same exists at the time this Agreement was entered. The Plan shall control in the event there is any express conflict between the Plan and the terms hereof, and on such matters that are not expressly covered in this Agreement.
Subsequent amendments of the Plan shall not adversely affect the Grantee's rights under this Agreement.

        3. Exercise of Option.  The stock option granted pursuant to this
           ------------------
Agreement is exercisable for all or any part of the shares covered hereby on or after __________, 199_.

          Each exercise must encompass at least 100 shares. In the event the Grantee's exercise includes a fractional share, the Corporation will not be required to issue a fractional share but will pay the Grantee in cash the value of such fraction. All unexercised rights shall lapse and forever terminate after the expiration of ten years from the date of this Agreement.

          4.  Termination of Employment.
              -------------------------

              (a) If Grantee's employment is terminated, including termination by retirement at or after age 65 or by reason of Disability (other than for Cause or voluntary termination prior to retirement at or after age 65 or death) the terms of any then outstanding Non-Qualified Stock Option held by the Grantee shall extend for a period ending on the earlier of the date on which such option would otherwise expire or three months after such termination of employment, and such option shall be exercisable to the extent it was exercisable as of the date of termination of employment.

              (b) If Grantee's employment is terminated for Cause or if the Grantee shall have voluntarily terminated employment other than by retirement at or after age 65, the term of any then outstanding Non-Qualified Stock Option held by the Grantee shall terminate immediately and shall not be exercisable after the date of termination of employment.

              (c) If Grantee's employment is terminated by death, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during the three month period following his death to exercise any then outstanding Non-Qualified Stock Options in whole or in part. If a Grantee dies within three months after his retirement without having fully exercised any then outstanding Non-Qualified Stock Options, the representative of his estate or beneficiaries thereof to whom the option has been transferred shall have the right during such three month period to exercise such options in whole or in part. The number of shares of Stock in respect of which a Non-Qualified Stock Option may be exercised after a Grantee's death shall be the number of shares in respect of which such option could be exercised as of the date of the Grantee's death or retirement, whichever occurs first. In no event may the period for exercising a Non-Qualified Stock Option extend beyond the date on which such option would otherwise expire.

          5.  Manner of Exercise.  Full payment for the shares purchased shall
              ------------------
be made at the time of any exercise of options pursuant to this Agreement. The purchase price shall be payable to the Corporation in United States dollars in cash or by check, bank draft, or postal or express money order. Subject to the terms and conditions hereof, the options shall be exercisable by notice to the Corporation on the form provided by the Corporation, a copy of which is attached hereto. In the event that the options are being exercised by any person or persons other than the Grantee, the notice shall be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise any right under this Agreement.

          6.  Rights of Grantee.  The grant of any option in any year shall give
              -----------------
such Grantee neither any right to similar grants in future years nor any right to be retained as an employee of the Corporation. The right and power of the Corporation to dismiss or discharge any participant is specifically unqualifiedly unimpaired by this Agreement.

          Neither the Grantee nor any other person legally entitled to exercise any rights under this Agreement shall be entitled to any of the rights or privileges of a stockholder of the Corporation with respect to any shares which may be issuable upon any exercise pursuant to this Agreement, unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to the Grantee or such person.

          7.  Non-Transferability of Option.  Except as otherwise provided
              -----------------------------
herein, an option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way, other than by will or the laws of descent and distribution, and an option shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

          8.  Taxes and Withholding.  All payments to a Grantee or to his legal
              ---------------------
representative shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Corporation is required to withhold with respect to a stock option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person all or part of the amount required to be withheld.

          9.  Reorganization; Adjustment.
              --------------------------

              A. Reorganization. In case the Corporation is merged or
                 --------------
consolidated with another corporation and the Corporation is not the surviving corporation, or in case the property or stock of the Corporation is acquired by any other corporation, or in case of a reorganization or liquidation of the Corporation, the Board of Directors of the Corporation or the board of directors of any corporation assuming the obligations of the Corporation hereunder, shall, as to any outstanding stock options under this Agreement, either (i) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Corporation or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect of the shares of Stock, provided only that the excess of the aggregate fair market value of the shares subject to this Agreement immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to this Agreement immediately before such substitution over the purchase price thereof,
(ii) upon written notice to the Grantee, provide that all unexercised stock options under this Agreement must be exercised within a specified number of days of the date of such notice or such stock options will be terminated, or (iii) upon written notice to the Grantee, provide that the Corporation or the merged, consolidated or otherwise reorganized corporation shall have the right, upon the effective date of any such merger, consolidation, sale of assets or reorganization, to purchase all stock options held by the Grantee and unexercised as of that date at an amount equal to the aggregate fair market value on such date of the shares subject to the stock options held by the Grantee, over the aggregate purchase price therefor, such amount to be paid in cash or, if stock of the merged, consolidated or otherwise reorganized corporation is issuable in respect of the shares of the Stock, then, in the discretion of the Board, in stock of such merged, consolidated or otherwise reorganized corporation equal in fair market value to the aforesaid amount. In any such case the Board shall, in good faith, determine fair market value.

          B.  Adjustment Provisions.  If the shares of Stock outstanding are
              ---------------------
changed in number or class by reason of a split-up, merger, consolidation, reorganization, reclassification, recapitalization, or any capital adjustment, including a stock dividend, or if any distribution is made to the holders of common stock other than a cash dividend, then

          (a) the number and class of shares or other securities which are issuable under this Agreement, and

          (b) the purchase price to be paid per share under this Agreement, shall be adjusted in an equitable manner by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

     10. Notices. Each notice to the Corporation relating to this Agreement
         -------
shall be in writing and delivered in person or by registered mail to the Corporation at its office, One Corporate Drive, Shelton, Connecticut 06484, to the attention of the Chief Financial Officer. All notices to the Grantee or other person or persons then entitled to exercise any right pursuant to this agreement shall be delivered to the Grantee or such other person or persons at the Grantee's address specified below or at such other address as the Grantee or such other person may specify in writing to the Corporation by a notice delivered in accordance with this paragraph.

          11.  Restriction on Shares.  The Corporation's obligation to issue or
               ---------------------
deliver any certificate or certificates for shares of Stock under this Agreement, and the transferability of shares acquired by the exercise of these options, shall be subject to all of the following conditions:

               (a) any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Corporation shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable provided that, the Corporation shall have no obligation to register any securities of the Corporation issued to or held by the Grantee;

               (b) the obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Corporation shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable;

               (c) each stock certificate issued pursuant to this Agreement shall bear the following legends and any other legend deemed to be required by the Corporation under federal and state securities laws:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act") or under state securities laws. The securities may not be sold, transferred, pledged or hypothecated unless such securities are registered under the Act or pursuant to an opinion of counsel acceptable to Information Management Associates, Inc. that such registration is not required"; and

               "The transferability of this certificate and the shares of Stock represented hereby are subject to restrictions, terms and conditions contained in the Amended and Restated Information Management

               Associates, Inc. 1991 Stock Option Plan and an Agreement between the registered owner of such Stock and Information Management Associates, Inc. A copy of the Plan and Agreement are on file in the office of the Secretary of Information Management Associates, Inc.".

          12.  Miscellaneous.  This Agreement comprises the whole agreement
               -------------
between the parties hereto. It may not be modified or terminated orally, and it shall be deemed to be a Connecticut contract, subject to construction and enforcement in accordance with the laws of Connecticut.

          This Agreement shall inure to the benefit of, and be binding upon, each successor of the Corporation and, to the extent specifically provided herein and in the Plan, shall inure to the benefit of and be binding upon the Grantee's heirs, legal representatives, and successors.

          IN WITNESS WHEREOF, this Agreement is executed by the Grantee and by the Corporation through its duly authorized officer or officers as of the day and year first above written.

                                            GRANTOR:

                                            INFORMATION MANAGEMENT
                                            ASSOCIATES, INC.


                                            By:___________________________
                                               Name:



                                            GRANTEE:


                                            ---------------------------
                                            Name:
                                            Address:

                                            Social Security No.:

                        LETTER OF STOCK OPTION EXERCISE

CONFIDENTIAL

INFORMATION MANAGEMENT ASSOCIATES, INC.
One Corporate Drive
Shelton, Connecticut 06484

Attention:  Chief Financial Officer

Gentlemen:

          I wish to purchase the following shares of Common Stock by exercising the options granted to me on ________________ pursuant to a Stock Option Agreement, dated __________________:

          Nonqualified stock option shares: _____________________

          The purchase price for these shares is $______ per share. My check payable to Information Management Associates, Inc. in the amount of $_______________ in payment of the purchase price is enclosed. Please issue the stock certificate(s) for these shares in my name as follows:


                      ______________________________________
                                     *Name

                      ______________________________________

                      ______________________________________
                                    Address

                      ______________________________________
                            Social Security Number

          I understand and acknowledge that neither the stock options granted to me under the Stock Option Agreement or the shares to be issued to me upon exercise thereof have been registered under the Securities Act of 1933, as amended (the "Act") or under state securities laws. I am acquiring such shares for investment and not with a view to the distribution thereof. I have been provided with financial and other information regarding Information Management Associates, Inc. ("IMA") sufficient to enable me to make an informed investment decision with respect to the purchase of the shares and have had an opportunity to ask questions of and receive answers from management of IMA with respect to its financial condition, results of operations and material aspects of its business. I understand and agree that the Company is under no obligation to register the shares and that I must hold the shares indefinitely unless such shares are registered under the Act or there is an exemption from the registration requirements of the Act which applies to any proposed transfer.


                                    Sincerely yours,


                                    _______________________________
                                    Signature


                                    (____)__________(____)_________
                                    Office Telephone/Home Telephone





---------------------

* If you wish to have the shares issued in your name and that of another person jointly, we suggest that the following form be used: "(Your name) and (name of other person), as joint tenants with right of survivorship."